SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)        December 21, 1998
                                                 -------------------------------


                       INTEGRATED DEVICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-12695                  94-2669985
----------------------------           -----------            ----------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


          2975 Stender Way
       Santa Clara, California                                    95054
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (408) 727-6116
                                                  ------------------------------


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Item 5:           Other Events

                  Adoption of Stockholder Rights Plan.

                  On December 20, 1998, the prior stockholder rights plan of Integrated Device Technology, Inc. ("IDT"), which had a ten year duration, expired according to its terms. The IDT Board of Directors adopted a new rights plan, effective as of December 21, 1998, and declared a dividend of one preferred share purchase right (a "Right") for each share of IDT common stock outstanding on January 4, 1999 (the "Record Date"). In addition, one Right will be issued with each share of IDT common stock that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date (as defined in the Rights Agreement), the date the Rights are redeemed and the date the Rights expire or (ii) following the Distribution Date and prior to the date the Rights are redeemed or the date the Rights expire, pursuant to the exercise of employee stock options or upon the exercise, conversion or exchange of other securities of IDT (including its 5 1/2% Convertible Subordinated Notes due 2002) outstanding before the Distribution Date. Each Right entitles its registered holder to purchase from IDT one one-hundredth of a share of IDT Series A Junior Participating Preferred Stock (the "Preferred Shares") at a price of $45 per one one-hundredth of a Preferred Share. A complete description of the terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between IDT and BankBoston, N.A. as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as
Exhibit 4.1 hereto.

                  Amendment of Bylaws

                  Effective as of December 21, 1998, the Board of Directors of IDT amended and restated IDT's Bylaws to: (i) require stockholders proposing actions by written consent to request that the Board set a record date for such consent and require advance notice of stockholder nominations for directors and proposals at meetings of IDT's stockholders; and (ii) require the vote of the holders of a majority of the outstanding stock of IDT for an amendment of the Bylaws by IDT's stockholders.

Item 7:           Financial Statements and Exhibits.

                  (c)      Exhibits

                           3.1 Bylaws of IDT, as amended and restated effective as of December 21, 1998.

                           4.1 Rights Agreement, dated December 21, 1998, between IDT and BankBoston, N.A. as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to IDT's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998.)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 1998

                                              INTEGRATED DEVICE TECHNOLOGY, INC.



                                                By: /s/ Jack Menache
                                                    ----------------------------
                                                    Jack Menache
                                                    Vice President and Secretary

                                  EXHIBIT INDEX


Exhibit
-------

3.1 Bylaws of IDT, as amended and restated effective as of December 21, 1998.

4.1 Rights Agreement, dated December 21, 1998, between IDT and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to IDT's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998.)